UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) June 30, 2006
HEI, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-10078	41-0944876

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 5000, 1495 Steiger Lake Lane, Victoria, Minnesota	55386

(Address of principal executive offices)	(Zip Code)
(Registrant’s telephone number, including area code) (952) 443-2500
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Effective June 26, 2006, Mark Thomas Enterprises, LLC and the Company entered into an Independent Contractor Agreement (the “Agreement”) pursuant to which Mr. Thomas will perform the duties of a consultant until July 11, 2006, and will assume the duties of Chief Financial Officer and Principal Accounting Officer on July 12, 2006. The initial period of the Agreement will be from June 26, 2006 through December 31, 2006 at a monthly consulting fee of $15,000 per month during the term of this Agreement provided that Mr. Thomas spends 60% to 80% of his time performing the Contractor’s obligations pursuant to the terms of this Agreement. In the event Mr. Thomas spends less than 60% of his time performing the Contractor’s obligations, the Contractor’s compensation shall be reduced on a pro rata basis. Such compensation shall be payable within 15 days of the end of each calendar month during the term of this Agreement.
The Company may terminate this Agreement at any time by 10 working days’ written notice to the Contractor. The Agreement provides that Mark Thomas Enterprises, LLC is an independent contractor and that neither Mr. Thomas nor Mark Thomas Enterprises, LLC is an employee of the Company.
A copy of the Agreement is attached to this Current Report as Exhibit 10.1, which exhibit is incorporated herein by reference in its entirety.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On June 30, 2006, the Company issued a press release announcing that Mark Thomas, age 44, of Mark Thomas Enterprises, LLC was engaged by the Company on June 26, 2006 to perform the duties of a consultant until July 11, 2006, and will assume the duties of Chief Financial Officer and Principal Accounting Officer on July 12, 2006. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99 to this Current Report on Form 8-K.
Mr. Thomas is the President of Mark Thomas Enterprises, LLC, a Minneapolis-based consulting firm founded in 2004 which focuses on financial management for both publicly-traded and privately-held companies. From 1992 through 2004, Mr. Thomas was President, CEO and CFO of Ballistic Recovery Systems, Inc., a provider of whole-aircraft emergency parachute systems to the general aviation and recreational aviation markets. Mr. Thomas is a certified public accountant and holds a bachelor’s degree in accounting from Moorhead State University.
The Company has entered into a written independent contractor agreement with Mark Thomas Enterprises, LLC as disclosed under Item 1.01 herein.

Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.

The following exhibit is filed as a part of this Current Report on Form 8-K.

Item No.	Description
10.1	Independent Contractor Agreement dated June 26, 2006 between Mark Thomas Enterprises, LLC and HEI, Inc. effective as of June 26, 2006.
99	Press Release dated June 30, 2006.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEI, INC.
Date: June 30, 2006	By	/s/ Mack V. Traynor, III
Mack V. Traynor, III
Chief Executive Officer and President
(Duly Authorized Officer)

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